                       VAN KAMPEN AMERICAN FRANCHISE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                     SEPTEMBER 1, 2008 -- FEBRUARY 28, 2009

                                                                Amount of     % of
                                      Offering      Total         Shares    Offering  % of Funds
   Security      Purchase/   Size of  Price of    Amount of     Purchased  Purchased     Total                        Purchased
  Purchased     Trade Date  Offering   Shares     Offering       By Fund    By Fund     Assets       Brokers            From
--------------  ----------  --------  --------  --------------  ---------  ---------  ----------  -------------  ------------------
      Mead       02/10/09       -      $24.00    $30,000,000     $258,000    0.860%      5.00%    Citigroup      Citigroup
    Johnson                                                                                       Global
   Nutrition                                                                                      Markets Inc.,
      Co.                                                                                         Morgan
                                                                                                  Stanley & Co.
                                                                                                  Incorporated,
                                                                                                  Banc of
                                                                                                  America
                                                                                                  Securities
                                                                                                  LLC, Credit
                                                                                                  Suisse
                                                                                                  Securities
                                                                                                  LLC, J.P.
                                                                                                  Morgan
                                                                                                  Securities
                                                                                                  Inc., Lazard
                                                                                                  Capital
                                                                                                  Markets LLC,
                                                                                                  RBS Capital
                                                                                                  Markets
                                                                                                  Corporation,
                                                                                                  UBS
                                                                                                  Securities
                                                                                                  LLC, Blaylock
                                                                                                  Robert Van,
                                                                                                  LLC, Melvin
                                                                                                  Securities,
                                                                                                  LLC, Samuel
                                                                                                  A. Ramirez &
                                                                                                  Co., Inc.,
                                                                                                  Muriel
                                                                                                  Siebert &
                                                                                                  Co., Inc., SL
                                                                                                  Hare Capital,
                                                                                                  Inc.